Litigation	6 Months Ended
Jun. 30, 2015
Commitments and Contingencies Disclosure [Abstract]
Litigation
15.	Litigation

The Company is involved in disputes or legal actions arising in the ordinary course of business. Management does not believe the outcome of such disputes or legal actions will have a material adverse effect on the Company’s financial position, results of operations or cash flows.

Effective June 30, 2015, the Company, Northstar Healthcare Subco, LLC (“Subco” and, together with the Company, “Nobilis”) entered into a Confidential Agreement (the “Agreement”) with Athas, certain seller parties (the “Athas Sellers”) to the Membership Interest Purchase Agreement dated as of November 26, 2014 (the “MIPA”) and certain other parties. Pursuant to the Agreement, the Athas Sellers agreed to reduce by 836,029 the number of common shares, in the aggregate, that were to be issued on the first and second anniversaries of the MIPA’s closing as contingent purchase price payments (the “Contingent Shares”). In addition, the Agreement accomplished (i) the financing of a $2.7 million debt owed by counterparties to the Agreement, (ii) recoupment of $1.7 million of indemnified expenses, and (iii) indemnification of counterparties with respect to litigation. Also pursuant to the Agreement, the Company accelerated the issuance of the remaining 3,830,638 Contingent Shares, which will be subject to restrictions on transfer.